UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-11              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the terms of the Trust Agreement, dated as of June 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer, and JPMorgan Chase Bank, as Trustee.

   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-6F
Mortgage Pass-Through Certificates, Series 2003-6F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-6F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       65,000,000.00     61,823,797.84   4,629,051.12     154,559.49     4,783,610.61     0.00       0.00    57,194,746.72
A2      203,200,000.00    193,270,703.40  14,471,125.95     244,809.56    14,715,935.51     0.00       0.00   178,799,577.45
A4          810,888.00        810,888.00           0.00       1,263.63         1,263.63     0.00       0.00       810,888.00
A5          259,389.00        259,389.00           0.00       1,296.94         1,296.94     0.00       0.00       259,389.00
A6       12,368,990.00        314,245.20     314,245.20       5,897.33       320,142.53     0.00       0.00             0.00
A7      242,812,800.00      6,168,875.23   6,168,875.23       9,613.16     6,178,488.39     0.00       0.00             0.00
A8       99,336,932.00     49,748,371.61   4,845,755.13     933,611.11     5,779,366.24     0.00       0.00    44,902,616.48
AP           52,702.00         51,534.73          57.13           0.00            57.13     0.00       0.00        51,477.60
B1        8,010,000.00      7,979,095.64       7,836.51      39,895.48        47,731.99     0.00       0.00     7,971,259.13
B2        3,845,000.00      3,830,165.14       3,761.72      19,150.83        22,912.55     0.00       0.00     3,826,403.42
B3        1,922,000.00      1,914,584.49       1,880.37       9,572.92        11,453.29     0.00       0.00     1,912,704.12
B4        1,282,000.00      1,277,053.76       1,254.23       6,385.27         7,639.50     0.00       0.00     1,275,799.53
B5          961,000.00        957,292.25         940.19       4,786.46         5,726.65     0.00       0.00       956,352.06
B6          962,595.00        958,881.09         941.75       4,794.41         5,736.16     0.00       0.00       957,939.34
R                 0.00              0.00           0.00           0.00             0.00     0.00       0.00             0.00
TOTALS  640,824,296.00    329,364,877.38  30,445,724.53   1,435,636.59    31,881,361.12     0.00       0.00   298,919,152.85

A3      203,200,000.00    193,270,703.40           0.00      56,370.62        56,370.62     0.00       0.00   178,799,577.45
A9       32,500,000.00     30,911,898.92           0.00     154,559.49       154,559.49     0.00       0.00    28,597,373.36
AX       57,001,181.00     29,732,640.06           0.00     161,051.80       161,051.80     0.00       0.00    26,903,300.15

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        36229RJT7    951.13535138   71.21617108    2.37783831    73.59400938          879.91918031     A1       3.000000 %
A2        36229RJU4    951.13535138   71.21617101    1.20477146    72.42094247          879.91918036     A2       1.520000 %
A4        36229RJW0  1,000.00000000    0.00000000    1.55832865     1.55832865        1,000.00000000     A4       1.870000 %
A5        36229RJX8  1,000.00000000    0.00000000    4.99998072     4.99998072        1,000.00000000     A5       6.000000 %
A6        36229RJY6     25.40589005   25.40589005    0.47678347    25.88267352            0.00000000     A6      22.520000 %
A7        36229RJZ3     25.40588976   25.40588976    0.03959083    25.44548059            0.00000000     A7       1.870000 %
A8        36229RKA6    500.80438975   48.78100252    9.39842908    58.17943159          452.02338723     A8      22.520000 %
AP        36229RKC2    977.85150469    1.08401958    0.00000000     1.08401958          976.76748510     AP       0.000000 %
B1        36229RKE8    996.14177778    0.97834082    4.98070911     5.95904994          995.16343695     B1       6.000000 %
B2        36229RKF5    996.14177893    0.97834070    4.98071001     5.95905072          995.16343823     B2       6.000000 %
B3        36229RKG3    996.14177419    0.97834027    4.98070760     5.95904787          995.16343392     B3       6.000000 %
B4        36229RKH1    996.14177847    0.97833853    4.98070983     5.95904836          995.16343994     B4       6.000000 %
B5        36229RKJ7    996.14177940    0.97834547    4.98070760     5.95905307          995.16343392     B5       6.000000 %
B6        36229RKK4    996.14177302    0.97834499    4.98071359     5.95905859          995.16342803     B6       6.000000 %
TOTALS                 513.97064599   47.51025315    2.24029675    49.75054991          466.46039283

A3        36229RJV2    951.13535138    0.00000000    0.27741447     0.27741447          879.91918036     A3       0.350000 %
A9        36229RKB4    951.13535138    0.00000000    4.75567662     4.75567662          879.91918031     A9       6.000000 %
AX        36229RKD0    521.61445673    0.00000000    2.82541163     2.82541163          471.97794288     AX       6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                        Pool 1 Mortgage Loans                                                                 298,919,153.98

Sec. 4.01(c)    Available Distribution                                                                         32,253,343.02
                        Aggregate Principal Distribution Amount                                                30,445,724.55
                        Principal Prepayment Amount                                                            30,122,239.66

Sec. 4.01(e)    Unscheduled Principal By Group
                        Group 1                                                                                30,122,239.66


Sec. 4.01(f)    Interest Payment
                        Class A-1
                                               Accrued and Paid for Current Month                                 154,559.49
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-2
                                               Accrued and Paid for Current Month                                 244,809.56
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-3
                                               Accrued and Paid for Current Month                                  56,370.62
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-4
                                               Accrued and Paid for Current Month                                   1,263.63
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-5
                                               Accrued and Paid for Current Month                                   1,296.94
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-6
                                               Accrued and Paid for Current Month                                   5,897.33
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-7
                                               Accrued and Paid for Current Month                                   9,613.16
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-8
                                               Accrued and Paid for Current Month                                 933,611.11
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-9
                                               Accrued and Paid for Current Month                                 154,559.49
                                               Accrued and Paid from Prior Months                                       0.00
                        Class A-X
                                               Accrued and Paid for Current Month                                 161,051.80
                                               Accrued and Paid from Prior Months                                       0.00
                        Class B1
                                               Accrued and Paid for Current Month                                  39,895.48
                                               Accrued and Paid from Prior Months                                       0.00
                        Class B2
                                               Accrued and Paid for Current Month                                  19,150.83
                                               Accrued and Paid from Prior Months                                       0.00

                        Class B3
                                               Accrued and Paid for Current Month                                   9,572.92
                                               Accrued and Paid from Prior Months                                       0.00
                        Class B4
                                               Accrued and Paid for Current Month                                   6,385.27
                                               Accrued and Paid from Prior Months                                       0.00
                        Class B5
                                               Accrued and Paid for Current Month                                   4,786.46
                                               Accrued and Paid from Prior Months                                       0.00
                        Class B6
                                               Accrued and Paid for Current Month                                   4,794.41
                                               Accrued and Paid from Prior Months                                       0.00



Sec. 4.01(g)    Trust Fees
                        Servicer Fee Paid                                                                          68,617.68
                        Trustee Fee Paid                                                                              686.18

Sec. 4.01(h)    Monthly Advances
                        Current Period Advances                                                                         0.00
                        Current Period Reimbursed Advances                                                              0.00
                        Aggregate Unreimbursed Advances                                                                 0.00

Sec. 4.01(i)    Trustee Advances
                        Current Period Advances                                                                         0.00
                        Current Period Reimbursed Advances                                                              0.00
                        Aggregate Unreimbursed Advances                                                                 0.00

Sec. 4.01(k)            Number of Outstanding Mortgage Loans                                                             694
                        Balance of Outstanding Mortgage Loans                                                 298,919,153.98

Sec. 4.01(l)                                   Number and Balance of Delinquent Loans
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               0-29 days                     691          297,800,974.91                  99.63 %
                                               30-59 days                      1              211,888.04                   0.07 %
                                               60-89 days                      1              457,677.14                   0.15 %
                                               90-119 days                     0                    0.00                   0.00 %
                                               120+ days                       0                    0.00                   0.00 %
                                                Total                        693          298,470,540.09                  99.85 %
                                                Group Totals
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               0-29 days                     691          297,800,974.91                  99.63 %
                                               30-59 days                      1              211,888.04                   0.07 %
                                               60-89 days                      1              457,677.14                   0.15 %
                                               90-119 days                     0                    0.00                   0.00 %
                                               120+days                        0                    0.00                   0.00 %
                                                Total                        693          298,470,540.09                  99.85 %


Sec. 4.01(l)                                   Number and Balance of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %


Sec. 4.01(l)                                   Number and Balance of Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Sec. 4.01(m)                                   Number and Balance of Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1              448,613.89                 0.15 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1              448,613.89                 0.15 %


Sec. 4.01(o)            Aggregate Principal Payment
                                               Scheduled Principal                                                     323,484.89
                                               Payoffs                                                              29,929,427.13
                                               Prepayments                                                             192,812.53
                                               Liquidation Proceeds                                                          0.00
                                               Condemnation Proceeds                                                         0.00
                                               Insurance Proceeds                                                            0.00
                                               Realized Losses                                                               0.00

                                               Realized Losses Group 1                                                       0.00
                                               Realized Gains                                                                0.00

Sec. 4.01(p)            Aggregate Amount of Mortgage Loans Repurchased                                                       0.00

Sec. 4.01(q)            Aggregate Amount of Shortfall Allocated for Current Period                                           0.00
                                               Class A-1                                                                     0.00
                                               Class A-2                                                                     0.00
                                               Class A-3                                                                     0.00
                                               Class A-4                                                                     0.00
                                               Class A-5                                                                     0.00
                                               Class A-6                                                                     0.00
                                               Class A-7                                                                     0.00
                                               Class A-8                                                                     0.00
                                               Class A-9                                                                     0.00
                                               Class B1                                                                      0.00
                                               Class B2                                                                      0.00
                                               Class B3                                                                      0.00
                                               Class B4                                                                      0.00
                                               Class B5                                                                      0.00
                                               Class B6                                                                      0.00
                                               Class A-X                                                                     0.00
Sec. 4.01(s) Group I
                        Senior Percentage I                                                                             94.8629 %
                        Senior Prepayment Percentage I                                                                 100.0000 %

                        Subordinate Percentage I                                                                         5.1371 %
                        Subordinate Prepayment Percentage I                                                              0.0000 %


Aggregate
                        Scheduled Principal                                                                            323,484.89
                        Unscheduled Principal                                                                       30,122,239.66
                        Beginning Balance                                                                          329,364,878.53
                        Ending Balance                                                                             298,919,153.98
                        Net Wac                                                                                           6.58583
                        Weighted Averge Maturity                                                                           342.00

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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